Westar Energy Investor Update – August 8, 2017 Exhibit 99.3

Forward-Looking Disclosures AUGUST 8, 2017 INVESTOR UPDATE 2 Forward Looking Statements Forward-looking statements: Certain matters discussed in this news release are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Westar Energy believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2016 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 3, 14 and 16; (2) those discussed in the company's Quarterly Reports on Form 10-Q filed on May 9, 2017 and Aug. 8, 2017, (a) under the heading "Forward-Looking Statements." (b) in ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations, (c) in Part I, Financial Information, ITEM 1. Financial Statements: Notes 3, 11, 12 (in the Form 10-Q filed on May 9, 2017), and 13 (in the Form 10-Q filed on Aug. 8, 2017), and (d) ITEM 1A. Risk Factors; and (3) other factors discussed in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made. Additional Information The information in this investor update is not complete, and is intended to be read in conjunction with Westar Energy, Inc.’s full earnings package for the quarter ended June 30, 2017 as well as other information regarding the company that is filed with the Securities and Exchange Commission. The full earnings package is available is available under Supplemental Materials within the investor section of the company website at www.WestarEnergy.com, and the company’s filings with the Securities and Exchange Commission can be found in the same section under SEC Filings.

Company Update 3 AUGUST 8, 2017 INVESTOR UPDATE

Recent Announcements & Focus  Merger of Equals with Great Plains Energy  100% stock-for-stock tax-free exchange  Westar: exchange 1 WR share for 1 share of new company stock  Great Plains: exchange 1 GXP share for .5981 share of new company stock  Targeted EPS CAGR at 6-8% (off WR‟s „16 EPS of $2.43)  Immediate 15% WR dividend boost at closing  Targeted dividend CAGR at 6-8% thereafter  Strong credit profile, outlook already improved  New structure addresses KCC objections to prior deal  Reported Q2 2017 EPS of $0.50  Abbreviated rate case effective mid-year ≈ $16M  New renewables online  Western Plains Wind  Community Solar  Not issuing 2017 guidance due to pending merger 4 AUGUST 8, 2017 INVESTOR UPDATE

Clean Energy Leader 5 Westar’s recently completed 1.2MW community solar near Hutchinson, KS gives customers access to solar energy without upfront investment or commitment. Newly commissioned Kingman Wind Farm serves both retail and local wholesale partners. Emission Free Energy > 50% of Retail Sales AUGUST 8, 2017 INVESTOR UPDATE

Innovation drives efficiency 6 Drones help identify struggling equipment before it causes an outage. They are also safer and faster to inspect difficult- to-reach areas while locating the cause of a power outage. Westar deploys Unmanned Aircraft Systems A drone with a protective cage flown into a power plant condenser still at unsafe temperatures and atmosphere. Helped identify ruptured expansion joint about 12 hours sooner than with conventional inspection. AUGUST 8, 2017 INVESTOR UPDATE

Investing in Data Analytics and Technology  Big data to improve fossil & wind reliability  Pilot monitoring program at Jeffrey Energy Center and Central Plains Wind Farm  24/7 monitoring  Models compare real time data to expected values  Initial hit saved more than entire cost of pilot program  Recent technology investments  Finance & Accounting - PeopleSoft  Supply Chain – PeopleSoft  Human Resources – PeopleSoft  Enterprise Asset Management – Maximo  Customer Information System – Next to be replaced; will piggyback off of Great Plains Oracle installation 7 AUGUST 8, 2017 INVESTOR UPDATE

Continued Focus of Safety 8 Gordon Evans Energy Center received the OSHA Voluntary Protection Program Region VII Star of Excellence award. National Safety Recognition 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD 2017 OSHA Incident Rate PVA Rate 2017 on pace for one of our safest years ever! AUGUST 8, 2017 INVESTOR UPDATE

Improving Customer Experience 9 • Ranked #1 in customer service in the Midwest! • Ranked #2 nationally in utility website satisfaction! According to JD Power - 2017 Commitment to customers paying off! AUGUST 8, 2017 INVESTOR UPDATE

Earnings Update 10 AUGUST 8, 2017 INVESTOR UPDATE

Year Over Year Earnings Variance $0.51 $0.50 $0.97 $0.92 2Q16 2Q17 YTD 16 YTD 17 EPS 2016 vs 2017 11  Q2 Variance Drivers 14% decrease in CDD Higher depreciation expense ~ ($10M) Higher expenses at fossil plants ~ ($4M) Decrease in merger-related expenses ~ $8M Lower income tax expense ~ $5M  YTD Variance Drivers 12% decrease in CDD Higher O&M ~ ($5M) Higher depreciation expense ~ ($15M) Lower COLI benefit ~ ($7M) Lower Equity AFUDC ~ ($5M) Decrease in merger-related expense ~ $7M Lower property tax amortization expense ~ $13M Lower income tax expense ~ $22M Full Earnings Package is available under Supplemental Materials within the investor section of the company website at www.WestarEnergy.com. AUGUST 8, 2017 INVESTOR UPDATE

Additional Earnings Detail  Merger Expenses  2016 -- $10.2M  2017 through July 31 -- $8.5M  Expected total upon closing -- $45M  Weather EPS Estimate  Q2 – $0.04 unfavorable to 2016 – $0.01 unfavorable to normal  2017 – $0.04 unfavorable to 2016 – $0.06 unfavorable to normal  COLI  Actual:  Q2 – $0M  2017 – $0M  2017 annual assumption – $20M  Transmission Margin Increase  2017 annual assumption – $18M 12 AUGUST 8, 2017 INVESTOR UPDATE

Merger Update 13 AUGUST 8, 2017 INVESTOR UPDATE

Merger Summary Transaction Structure • All stock merger of equals (100% stock-for-stock tax-free exchange); combined equity value of ~$14 billion • New company to be jointly named prior to close Exchange Ratio • Westar Energy exchanges 1 share of WR for 1 share of new holding company • Great Plains Energy exchanges 1 share of GXP for 0.5981 share of new holding company Approximate Pro Forma Ownership • Westar Energy 52.5% • Great Plains Energy 47.5% Pro Forma Dividend • 15% dividend uplift for Westar Energy; maintains current Great Plains Energy dividend Termination Fee • Reverse break-up fee of $190 million in favor of Westar Energy • Mutual fiduciary out break-up fees of $190 million in favor of the other • Great Plains Energy no-vote fee of $80 million in favor of Westar Energy Governance • Mark Ruelle, Westar Energy CEO to become non-executive chairman • Terry Bassham, Great Plains Energy President & CEO to remain President & CEO • Tony Somma (Westar Energy CFO) to be CFO; Kevin Bryant (Great Plains Energy CFO) to be COO • Equal board representation from each company, including Bassham and Ruelle Headquarters • Corporate Headquarters – Kansas City, Missouri • Operating Headquarters – Topeka, Kansas; Kansas City, Missouri Timing / Approvals • Expected to close first half 2018 • Shareholders, federal and state regulators 14 AUGUST 8, 2017 INVESTOR UPDATE

Merger Value 15 AUGUST 8, 2017 INVESTOR UPDATE  Expected stronger EPS growth  New company EPS CAGR of 6-8%1 vs WR stand-alone EPS CAGR of 4-6%2  Merger savings – Improve “slope” of EPS growth  Share buybacks – Upward “shift” of EPS growth  Immediate ≈15% dividend increase  Not at expense of credit or payout ratio  Tax-free exchange  Structured to address regulatory order  Not as dependent on future ongoing rate relief 2016 2022e Westar Stand Alone Plan, Guidance 4%-6%, Middle of Range Merger, Opportunities for Additional Synergies/Buy-back Shares Merger, Modest Synergies Merger, No Synergies, Excess Cash Used to Buy-back Approximately 30 Million Shares EPS Growth Targets 6% 7% 8% Merger Close 2018e 1New company expected EPS CAGR based off ‘16 WR EPS of $2.43/sh. 2 WR stand-alone expected EPS CAGR based off normalized ‘15 WR EPS of $2.21/sh.

Strong Growth Targets 16 AUGUST 8, 2017 INVESTOR UPDATE $2.19 $1.44 $1.52 $1.60 $1.84 $2.32 2015A 2016A 2017 Pro Forma 2018E Pro Forma 2021E $2.43 $3.57 2016A Pro Forma 2021E $3.25 Targeted EPS Growth 6-8%1 Targeted Dividend Growth 6-8%1 1Indicated annual earnings per share and dividend per share are historical Westar Energy and targeted combined company.

Path to Merger Close 17 AUGUST 8, 2017 INVESTOR UPDATE Local & Political Support Proxy Effective Dialogue with Regulatory Parties Shareholder Approval (WR >50% outstanding; GXP >2/3 outstanding) Execute Agreement HSR Approval Initial positive reaction FCC Approval File KS/MO Applications NRC Approval File FERC Application FERC Approval File NRC / FCC / HSR KS Approval File Proxy MO Approval     Estimate Completion 1st Half 2018

Additional Information AUGUST 8, 2017 INVESTOR UPDATE 18 Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transactions, Monarch Energy Holding, Inc. (Monarch) will file a Registration Statement on Form S-4, that includes a joint proxy statement of Great Plains Energy and Westar Energy, which also constitutes a prospectus of Monarch. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED BY MONARCH, GREAT PLAINS ENERGY AND WESTAR ENERGY WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GREAT PLAINS ENERGY, WESTAR ENERGY, MONARCH AND THE PROPOSED TRANSACTION. Investors can obtain free copies of the Registration Statement and joint proxy statement/prospectus and other documents filed by Monarch, Great Plains Energy and Westar Energy with the SEC at http://www.sec.gov, the SEC’s website, or free of charge from Great Plains Energy’s website (http://www.greatplainsenergy.com) under the tab, “Investor Relations” and then under the heading “SEC Filings.” These documents are also available free of charge from Westar’s website (http://www.westarenergy.com) under the tab “Investors” and then under the heading “SEC Filings.” Participants in Proxy Solicitation Great Plains Energy, Westar Energy and their respective directors and certain of their executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Great Plains Energy’s and Westar Energy’s shareholders with respect to the proposed transaction. Information regarding the officers and directors of Great Plains Energy is included in its definitive proxy statement for its 2017 annual meeting filed with SEC on March 23, 2017. Information regarding the officers and directors of Westar is included in an amendment to its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC on April 28, 2017. Additional information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the Registration Statement and joint proxy statement/prospectus and other materials filed with SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above.